Nationwide Life Insurance Company • Nationwide Variable Account • Nationwide Variable Account – 9 • Nationwide Variable Account – 10	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account – D

Prospectus supplement dated April 6, 2009 to
Successor Prospectus dated May 1, 2008
NEA Valuebuilder Future Prospectus dated May 1, 2008
NEA Valuebuilder Select Prospectus dated May 1, 2008
INVESCO PCVUL dated May 1, 2008
BOA Investcare Prospectus dated May 1, 2002

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.           The Board of Trustees for the Nationwide Variable Insurance Trust has approved a merger pursuant to which the assets of the Nationwide Variable Insurance Trust - JPMorgan NVIT Balanced Fund: Class I will merge into the Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II, effective April 24, 2009.  As a result of this reorganization, effective April 24, 2009, the Nationwide Variable Insurance Trust - JPMorgan NVIT Balanced Fund: Class I will no longer be available as an investment option in your contract and all references in your prospectus to Nationwide Variable Insurance Trust - JPMorgan NVIT Balanced Fund: Class I will mean Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II.

2.           Effective April 24, 2009, the following underlying mutual fund will be available in your contract:

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:                                               Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

For further information or forms, please contact Nationwide at the address and phone number shown on page 1 of your prospectus, or visit www.nationwide.com.